                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                        RESERVE PRIVATE EQUITY SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                             [Bruce Bents PHOTO]

[Reserve Fund LOGO]

                                                               November 18, 1998

Dear Reserve Private Equity Shareholder:

   We are pleased to enclose the Notice and Proxy Statement for the Special Meeting of Shareholders of Reserve Private Equity Series ("Trust") to be held at 3:00 p.m., Eastern Time, on December 17, 1998 at the offices of The Reserve Funds. Formal notice of the Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Trust and to you as a shareholder.

   The meeting is being called because of the pending purchase of the Trust's Adviser, Reserve Management Company, Inc. by incumbent management.

   At the Meeting, you will be asked to consider and vote on the following matters, none of which will change the investment objectives or goals of the
Funds:

   S To provide for the election of Trustees

   S To approve new Investment Management Agreements

   S To approve new Sub-Advisory Agreements

   S To approve amendments to the Declaration of Trust regarding certain investment policies

   S To allow for a Master Fund/Feeder Fund Structure

   S To approve the authorization for the Board of Trustees to appoint, replace, terminate or make changes to any of the sub-advisory agreements of the Fund without additional shareholder approval

   S To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants.

   The Trustees, including a majority of the Independent Trustees of the Trust, have reviewed the proposals and concluded they are in the best interests of the Trust and its shareholders, and recommend that you vote FOR each of the proposals, which are described in more detail in the enclosed Proxy Statement.

[Stop Sign ICON]    PLEASE NOTE: Mutual funds are required by law to hold
                 special shareholder meetings on these types of issues and a minimum of more than 50% of the outstanding shares must vote in order to hold the meeting. Please take a moment now to
                 sign and return your ballot in the enclosed postage-paid
                 envelope or vote over the phone by calling 800-690-6903.
                 Your vote is important regardless of the number of shares
                 you own and will only take a brief moment of your time. Not completing the proxy impedes the ability of the Funds to act on these important matter and in the opinion of the
                 Independent Trustees is not in your best interests.

   The Trust has retained Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote. However, if you have any questions about the proxy material or need voting assistance, please call SCC at 800-690-6903, as soon as possible.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.
                                          Sincerely,

                                          Bruce R. Bent
                                          President

                         RESERVE PRIVATE EQUITY SERIES
                               810 Seventh Avenue
                            New York, New York 10019

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   To be held December 17, 1998 at 3:00 p.m.

   Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of RESERVE PRIVATE EQUITY SERIES (the "Trust") (consisting of Reserve Blue Chip Growth Fund, Reserve Convertible Securities Fund, Reserve Informed Investors Growth Fund, Reserve International Equity Fund, Reserve Large-Cap Growth Fund (formerly Large-Cap Value), Reserve Mid-Cap Equity Fund (formerly Mid-Cap Growth), and Reserve Small-Cap Growth Fund) (collectively, the "Funds"), will be held at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, on December 17, 1998, at 3:00 p.m. Eastern Time, or at such adjourned time as may be necessary to vote for the following purposes:

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
PROPOSAL 1
To provide for the election of Trustees                        Trust Vote
PROPOSAL 2
To approve new Investment Management Agreements                Fund Vote
PROPOSAL 3
To approve new Sub-Advisory Agreements                         Fund Vote
PROPOSAL 4
To approve the following proposed amendments:
A. To amend the Trust's Declaration of Trust to provide        Trust Vote
  dollar-based voting rights;
B. To change the designation of the Funds' fundamental         Fund Vote
  investment policy on investing for control of portfolio
  companies
PROPOSAL 5
To approve changes to the Funds' Fundamental Investment        Fund Vote
  Policies to Permit a Master Fund/Feeder Fund Structure
PROPOSAL 6
To approve the authorization of the Board of Trustees to       Fund Vote
  appoint, replace or terminate sub-advisers recommended by
  the adviser or amend the terms of any sub-advisory
  agreement for the Funds without shareholder approval
PROPOSAL 7
To ratify the selection of PricewaterhouseCoopers LLP as       Trust Vote
  independent public accountants for the fiscal year ending
  May 31, 1999 and
PROPOSAL 8
To transact such other business as may properly come before    For approval by each Fund as
  the Meeting                                                  Necessary

VOTING

   Shareholders of record of the Trust at the close of business on October 30, 1998 (the "Record Date") will be entitled to vote at the Meeting. Each share of the Trust is entitled to one vote.

   We urge you to sign, date and return your proxy in the enclosed addressed envelope, which requires no postage and is intended for your convenience. Your prompt return of your proxy or proxies may save

                                    --------
the Trust the necessity and expense of further solicitations to ensure a quorum at the Meeting. You may vote your shares in person at the Meeting.

                                          By Order of the Board of Trustees

     ---------------------------------------------------------------------------
                                          MaryKathleen Foynes
                                          Secretary
                                          Reserve Private Equity Series

New York, New York
November 18, 1998

                                    --------

                                PROXY STATEMENT

                         RESERVE PRIVATE EQUITY SERIES
                               810 Seventh Avenue
                            New York, New York 10019

                        SPECIAL MEETING OF SHAREHOLDERS
                   To be held December 17, 1998 at 3:00 P.M.

   This Proxy Statement and enclosed form of proxy are furnished in connection with THE SOLICITATION OF PROXIES BY AND ON BEHALF OF THE TRUSTEES OF THE TRUST to be used at a Special Meeting of Shareholders of the Trust to be held at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, on December 17, 1998, at 3:00 p.m. Eastern Time, or at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice.

   This Proxy Statement and the form of proxy are being mailed to shareholders on or about November 18, 1998. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Trust at the principal executive office of the Fund, 810 Seventh Avenue, New York, NY 10019) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

   A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING THE TRUST AT 800 637-1700 AT THEIR PRINCIPAL EXECUTIVE OFFICE, 810 SEVENTH AVENUE, NEW YORK, NY 10019.

   The following table describes each proposal that will be presented at the Meeting.

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
PROPOSAL 1
To provide for the election of Trustees                        Trust Vote
PROPOSAL 2
To approve new Investment Management Agreements                For Fund Vote
                                                               by Each Fund
PROPOSAL 3
To approve new Sub-Advisory Agreements                         For Fund Vote
                                                               by Each Fund
PROPOSAL 4
To approve the following proposed amendments:
A. To amend the Trust's Declaration of Trust to provide        Trust Vote
  dollar-based voting rights;
B. To change the designation of the Funds' fundamental         Fund Vote
  investment policy on investing for control of portfolio
  companies
PROPOSAL 5
To approve changes to the Funds' Fundamental Investment        Fund Vote
  Policies to Permit a Master Fund/Feeder Fund Structure

                                    --------

PROPOSAL                                                       WHO WILL VOTE
--------                                                       -------------
PROPOSAL 6
To approve the authorization of the Board of Trustees to       Fund Vote
  appoint, replace or terminate sub-advisers recommended by
  the adviser or amend the terms of any sub-advisory
  agreement for the Funds without shareholder approval
PROPOSAL 7
To ratify the selection of PricewaterhouseCoopers LLP as       Trust Vote
  independent public accountants for the fiscal year ending
  May 31, 1999 and
PROPOSAL 8
To transact such other business as may properly come before    For approval by each
  the Meeting                                                  Fund as Necessary

VOTING

   Shareholders of record for the Trust as of the close of business on October 30, 1998 ("Record Date") are entitled to vote at the Meeting and at any adjournment thereof on matters submitted to shareholders of the Trust. Shareholders have one vote for each share held in the Trust. The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares outstanding and entitled to vote shall constitute a quorum, permitting action on matters related to the Trust or a Fund.

                                                                   NUMBER OF
                                                                     SHARES
NAME OF FUND                                                      OUTSTANDING
------------                                                    ----------------
Reserve Blue Chip Growth Fund
Class R Shares                                                     604,355.156
Class I Shares                                                         100.000
Reserve Convertible Securities Fund
Class R Shares                                                   1,896,725.722
Class I Shares                                                         100.000
Reserve Informed Investors Growth Fund
Class R Shares                                                     257,118.215
Class I Shares                                                         100.000
Reserve International Equity Fund
Class R Shares                                                     939,349.291
Class I Shares                                                         100.000
Reserve Large-Cap Growth Fund
Class R Shares                                                   1,081,419.989
Class I Shares                                                         100.000
Reserve Mid-Cap Equity Fund
Class R Shares                                                     207,781.769
Class I Shares                                                         100.000
Reserve Small-Cap Growth Fund
Class R Shares                                                     275,031.736
Class I Shares                                                         100.000

   With respect to Proposal 1 (Election of Trustees) 4a and 7, a majority of the votes cast at the Meeting at which a quorum is present, must be cast in the affirmative in order for the Trustee to be elected or the proposal to be approved.

                                    --------

   Approval of Proposals 2, 3, 4b, 5 and 6 requires the affirmative vote of the majority of the outstanding voting securities of each Fund. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

   All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of each of the proposals. As set forth under "Other Information -- Solicitation of Proxies," proxies may be solicited in person or by telephone, telegraph, facsimile, oral communication or electronic medium. Any proxy may be revoked by the timely submission of a properly executed subsequent proxy, by a timely written revocation, or by an oral revocation or vote at the Meeting prior to the finalization of the vote on a particular proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person. Due to applicable legal requirements that the proposals presented in this Proxy Statement must be approved by specified percentages of the Trust's or Fund's outstanding shares in order to be adopted, an abstention by a shareholder from voting on a particular proposal, either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for, or votes the shares, those shares will be counted toward the quorum but will have the effect of a negative vote as to that proposal.

   All costs associated with the Meeting, including the expenses of preparing, printing and distributing the Proxy Statement, and legal expenses, will be borne equally by Reserve Management Company, Inc. and the Funds.

   The Board of Trustees may seek one or more adjournments of the Meeting if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at the Meeting, including any adjournment, on any proposal for which there are sufficient votes even though the Meeting is adjourned as to other proposals.

                                   PROPOSAL 1

                       ELECTION OF TRUSTEES (Trust Vote)

   All Trustees are elected to serve indefinitely until his or her resignation or removal or until his or her successor is duly elected and qualified.

                                    --------

   Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below:

                                         POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME AND AGE                               THE TRUST                        DURING THE PAST FIVE YEARS
------------                             -------------                      --------------------------
Bruce R. Bent*                    President, Treasurer and          Mr. Bent is President, Treasurer and
810 Seventh Avenue                Trustee (1970 to present)         Trustee of The Reserve Fund ("RF"), Reserve
New York, NY 10019                                                  Institutional Trust ("RIT"), Reserve
Age: 61                                                             Tax-Exempt Trust ("RTET"), Reserve New York
                                                                    Tax-Exempt Trust ("RNYTET") and Reserve
                                                                    Private Equity Series ("RPES"); Director,
                                                                    Vice President and Secretary of Reserve
                                                                    Management Company, Inc. ("RMCI") and
                                                                    Reserve Management Corporation ("RMC"); and
                                                                    Chairman and Director of Resrv Partners,
                                                                    Inc. ("RESRV").

Edwin Ehlert, Jr.                 Trustee (1971 to present)         Mr. Ehlert is retired. Until his
125 Elm Street                                                      retirement, he was President of Premier
Westfield, NJ 10019                                                 Resources Inc. (a meeting and planning
Age: 66                                                             company) from October 1989 to December 31,
                                                                    1996 and CEO of Ehlert Travel Associates,
                                                                    Inc. (a travel agency) from November 1978
                                                                    to December 31, 1996. He is a trustee of
                                                                    PF, RIT, RTET, RNYTET and RPES.

Henri W. Emmet                    Trustee (1978 to present)         From January 1995 to December 1995, Mr.
1535 Presidential Drive                                             Emmet served as a Principal of Global
Columbus, OH 43212                                                  Interaction, which provides consulting
Age: 72                                                             services to international banking
                                                                    interests. Mr. Emmet retired as the
                                                                    Managing Director of Servus Associates,
                                                                    Inc. in 1994, and U.S.A. Representative of
                                                                    the First National Bank of Southern Africa
                                                                    in 1996. He is currently Trustee of RF,
                                                                    RIT, RTET, RNYTET, and RPES.

Donald J. Harrington              Trustee (1987 to present)         The Reverend Harrington is President of St.
St. John's University                                               John's University, NY, a Trustee of RF,
Grand Central and Utopia                                            RIT, RTET, RNYTET and RPES and a Director
Parkways                                                            of Bear Stearns Companies, Inc. since 1993.
Jamaica, NY 11439
Age: 53

Bruce R. Bent II*                 Senior Vice President and         Mr. Bent II joined The Reserve Funds in
810 Seventh Avenue                Assistant Secretary, Nominee      1992 and is Senior Vice President and
New York, NY 10019                for election as Trustee           Assistant Secretary of RF, RIT, RNYTET,
Age: 32                                                             RTET and RPES.

                                    --------

                                         POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME AND AGE                               THE TRUST                        DURING THE PAST FIVE YEARS
------------                             -------------                      --------------------------
William E. Viklund                Trustee (1998 to present)         Mr. Viklund is formerly President and COO
110 Grist Mill Lane                                                 of Bancorp and President and CEO of Long
Plandome Manor, NY 11030                                            Island Savings (1980-1996); Senior Vice
Age: 58                                                             President/ Department Head of Bankers Trust
                                                                    Corp. (1972-1980); and Vice President and
                                                                    Mortgage Officer of Anchor Savings Bank
                                                                    (1967-1972). He is currently Trustee of RF,
                                                                    RIT, RTET, RNYTET and RPES.

Vincent J. Mattone                Nominee for election as           Mr. Mattone is former member of the
12 Deep Hollow Drive,             Trustee of RF, RIT, RTET,         Executive Committee and the Board of
Locust, NJ 07760                  RNYTET and RPES                   Directors of the Bear Stearns Companies,
Age: 53                                                             Inc. from 1985 to 1995. Prior to joining
                                                                    Bear Stearns, he was at Salomon Brothers
                                                                    from 1964 to 1979.

Diana P. Herrmann                 Nominee for election as           Ms. Herrmann is President and COO of Aquila
380 Madison Avenue                Trustee of RF, RIT, RTET,         Management Corporation, sponsor of 14
Suite 2300                        RNYTET and RPES                   mutual funds with over $3 billion in
New York, NY                                                        assets, as of October 5, 1998. Prior to
10017-2513                                                          joining Aquila in 1986, Ms. Herrmann was
Age: 40                                                             employed with European American Bank in New
                                                                    York and was a board member and Secretary
                                                                    of Bank Credit Association.

Richard Bassuk                    Nominee for election as           From 1995 to present, Mr. Bassuk has been a
The Singer & Bassuk               Trustee of RF, RIT, RTET,         founding principal and President of The
Organization                      RNYTET and RPES                   Singer & Bassuk Organization. From 1994 to
767 Third Avenue                                                    present, Mr. Bassuk has served as Chairman
New York, NY 10017                                                  of R.E. Bases Enterprises Corporation.
Age: 57                                                             Previously, Mr. Bassuk joined Starrett
                                                                    Housing Corporation in 1973 and was
                                                                    President and COO from 1981 to 1993.

---------------
* "Interested person" (as defined in the Investment Company Act of 1940) of the Trust. Bruce R. Bent is the father of Bruce R. Bent II and each is considered to be an "interested person."

   Trustees other than those affiliated with Reserve Management Company, Inc. ("RMCI") and Resrv Partners, Inc. ("RESRV"), the Funds' Distributor, receive an annual stipend of $3,500 for each joint Board meeting that they attend, and an annual fee of $16,000 plus expenses for services to all of the Trusts in the complex. For the fiscal year ended May 31, 1998 such fees and expenses aggregated $351 for the non-interested Trustees as a group. During the fiscal year ended May 31, 1998, there were four meetings of the Board. During this period none of the incumbent Trustees attended less than 75% of the aggregate of the total number of Board meetings and the total number of Committee meetings for the Committees on which that Trustee serves.

   The Trust has a standing Review Committee, which functions similarly to an Audit Committee, presently consisting of Messrs. Ehlert, Emmet, and Harrington. The Review Committee reviews both the audit and non-audit work of the Trust's independent public accountants, submits a recommendation to the Trustees as to the selection of independent public accountants, and reviews generally the maintenance of the Trust's records and the safekeeping arrangements of the Trust's custodian. The Review Committee of the Trust held its annual meeting last fiscal year.

                                    --------

   For the fiscal year ended May 31, 1998, the Current Trustees received the following compensation from the Trust and other Trusts for which RMCI is Adviser.

                                               TOTAL
                         AGGREGATE          COMPENSATION
  NAME OF TRUSTEE      COMPENSATION     FROM ALL FIVE TRUSTS
      NOMINEE         FROM THE TRUST*     MANAGED BY RMCI
  ---------------     ---------------   --------------------
Bruce R. Bent             $     0            $        0
Edwin Ehlert, Jr.         $128.95            $30,000.00
Henri W. Emmet            $128.95            $30,000.00
Donald J. Harrington      $128.95            $30,000.00

---------------

* The Trust does not pay any pension or retirement benefits to Trustees.

   The following are the officers of the Trust who are not Trustees:

                                         POSITION WITH                         PRINCIPAL OCCUPATIONS
NAME AND AGE                               THE FUNDS                        DURING THE PAST FIVE YEARS
------------                             -------------                      --------------------------
MaryKathleen Foynes               Counsel and Secretary             Ms. Foynes is Counsel and Secretary of RF,
810 Seventh Avenue                                                  RIT, RNYTET, RTET, and RPES. Before joining
New York, NY 10019                                                  The Reserve Funds in 1998, Ms. Foynes was a
Age: 29                                                             staff attorney at PaineWebber, Inc. Prior
                                                                    to that, Ms. Foynes worked in the House of
                                                                    Representatives as District Manager for a
                                                                    Member of Congress.

Arthur T. Bent III                Vice President and Assistant      Mr. Bent is Vice President and Secretary of
810 Seventh Avenue                Secretary                         RF, RIT, RTET, RNYTET and REPS. Before
New York, NY 10019                                                  joining The Reserve Funds in 1997, Mr. Bent
Age: 30                                                             was a private investor.

REQUIRED VOTE

   The election of each of the above nominees requires the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present.

                                    --------

                                   PROPOSAL 2

                           TO APPROVE NEW INVESTMENT
                       MANAGEMENT AGREEMENTS (Fund Vote)

   The Board of Trustees of the Trust is proposing that shareholders of each Fund approve new Investment Management Agreements (the "New Agreements") to be entered into between the Trust and Reserve Management Company, Inc. ("RMCI") located at 810 Seventh Avenue, New York, NY 10019. The new Investment Advisory Agreements are substantially similar to the current Investment Advisory Agreements. A form of the New Agreement is attached hereto as Exhibit A.

   Since November 15, 1971, RMCI, a registered investment adviser, and its affiliates have provided investment advice to The Reserve Funds which as of October 29, 1998, has assets in excess of $5.2 billion. RMCI currently serves as investment manager to each Fund pursuant to the terms of an Investment Management Agreement entered into with each Fund (the "Current Agreements"), which is described more fully below. Sub-Advisers have been retained to manage the portfolios of each of the Funds. The Adviser supervises a continuous investment program for the Funds, evaluates and monitors each Sub-Adviser's performance, investment programs, and compliance with applicable laws and regulation, and recommends to the Board of Trustees whether the Sub-Adviser's contract should be continued, terminated or modified. The Adviser is also responsible for the day-to-day administration of each Fund's activities.

THE CHANGE IN CONTROL OF RESERVE MANAGEMENT COMPANY, INC.

   Presently, the voting stock of RMCI is owned equally by members of two families -- the Browns and the Bents. Bruce R. Bent, has been President and Treasurer of the Funds since their inception, as well as Chief Executive Officer of RMCI for the past fourteen years. Mr. Bent and certain of his immediate family members, control 50% of the voting stock of RMCI. The remaining 50% of the voting stock of RMCI is under the control of Mr. Henry B.R. Brown and certain of his immediate family members. Mr. Brown, together with Mr. Bent, founded RMCI which is a successor of Reserve Management Company, which was founded in 1970.

   The following persons currently own, beneficially or of record, 10% or more of the outstanding voting securities of RMCI: Henry B.R. Brown; Alexander M.R. Brown; Harriet R.B. Dickerson; Elizabeth S.B. Devlin; Peter F. Brown; Bruce R. Bent; Bruce R. Bent II; and Arthur T. Bent III. The address of each such person is c/o Reserve Management Company, Inc., 810 Seventh Avenue, New York, NY 10019.

   It is currently proposed that members of Mr. Bent's immediate family will acquire the remaining 50% interest in RMCI that is held by Mr. Brown and his immediate family members, and this transaction is anticipated to be completed after shareholder approval of New Agreements. While this transaction will result in the assignment, and thus termination of, the Current Agreements, there is no plan or understanding on the part of the Bent family to change the operations of RMCI after the change in control is completed.

   Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.
Section 15(a) also provides, as do the Current Agreements, for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of the investment adviser.

   Because the Current Agreements will be terminated upon the completion of the change in control of RMCI, it is necessary to adopt new investment management agreements for the Funds. Management of the Funds made a proposal to the Trustees at a meeting held on October 7, 1998, for the adoption of the New Agreements. The Trustees at this meeting approved this recommendation for the adoption of the New Agreements and the Trustees are recommending that shareholders approve the New Agreements.

                                    --------

   In addition, the Funds intend to conform with the provisions of Section 15(f) of the 1940 Act, which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of trustees of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction.

1.  THE CURRENT AGREEMENTS

   The Current Agreements have been previously approved by shareholders in the ordinary course of obtaining shareholder approval of such agreements as required by applicable law. The Current Agreement for Reserve Blue Chip Growth Fund is dated March 16, 1994 and was submitted to a vote of initial shareholders on October 28, 1994; the Current Agreement for Reserve Convertible Securities Fund is dated August 1, 1996 and was submitted to a vote of initial shareholders on September 3, 1996; the Current Agreement for Reserve Informed Investors Growth Fund is dated March 16, 1994 and was submitted to a vote of initial shareholders on December 28, 1994; the Current Agreement for the Reserve International Equity Fund is dated April 18, 1995 and was submitted to a vote of initial shareholders on July 13, 1995; the Current Agreement for the Reserve Large-Cap Growth Fund is dated January 1, 1996 and was submitted to a vote of initial shareholders on January 2, 1996; the Current Agreement for Reserve Mid-Cap Equity Fund is dated June 30, 1998 and approved on July 1, 1998; the Current Agreement for the Reserve Small-Cap Growth Fund is dated March 16, 1994 and was submitted to a vote of initial shareholders on November 14, 1994.

   Under the Current Agreements, the Funds pay RMCI a "comprehensive" management fee (as a percentage of the average daily net assets attributable to each Class) at an annual rate of:

                                                              CLASS R SHARES    CLASS I SHARES
                                                              --------------    --------------
Reserve Blue Chip Growth:                                         1.20%             0.90%
Reserve Convertible Securities:                                   1.30%             1.00%
Reserve Informed Investors Growth:                                1.30%             1.00%
Reserve International Equity:                                     1.55%             1.25%
Reserve Large-Cap Growth:                                         1.20%             0.90%
Reserve Mid-Cap Equity:                                           1.30%             1.00%
Reserve Small-Cap Growth:                                         1.30%             1.00%

   Under the Current Agreements, the aggregate amount of fees paid by the Funds to RCMI during the last fiscal year were $795,252.

   In accordance with these agreements, RMCI provides all investment advisory services to the Funds and also provides all operating services to the Funds including all personnel required for administrative, clerical, recordkeeping, bookkeeping, shareholder accounting and shareholder servicing functions, all office space, equipment and supplies used by the Funds and such personnel, and all other ordinary operating expenses of the Funds except those specifically identified as being the direct responsibility of the Funds. Those expenses that are specifically identified as being attributable to the Funds consist solely of: interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and expenses, payments made pursuant to each Funds' Distribution Plans, and the fees of the Independent Trustees. The terms of the proposed New Agreements for the Funds are substantially identical to the terms of the Current Agreements for the Funds, including identical comprehensive fee rates.

   Management of the Funds has indicated, and the Boards of Trustees of the Funds have concurred, that the comprehensive fee structure can be beneficial and in the interests of shareholders because it

                                    --------
provides shareholders with a more easily understood fee structure that offers greater certainty in determining the total operating expenses of the Fund on an annual basis.

   Class R shares of the Funds are subject to a Plan of Distribution, and related agreements, in accordance with Rule 12b-1 of the 1940 Act. Under the terms of the Plan of Distribution, the Funds may make payments to certain brokers, financial institutions and others at an annual rate of .25% as a percentage of average daily net assets. Such payments are designed to facilitate the sale of the Funds' shares. Each Plan of Distribution will remain in full force and effect for each Fund and will not be changed or affected as a result of the matters addressed herein.

2.  DIRECTORS AND EXECUTIVE OFFICERS OF RMCI

   The Directors and Executive Officers of RMCI are:

          Henry B.R. Brown, President and Treasurer
          Bruce R. Bent, Vice President and Secretary
          Bruce R. Bent II, Assistant Secretary

3.  THE TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

   In approving the New Agreements and determining to submit them to shareholders for approval, the Trustees concluded that the compensation to be paid by the Funds under the New Agreements is fair and reasonable. In making this determination, the Trustees considered various factors. The factors considered most important by the Trustees included: (1) the efforts, experience and profitability of RMCI in rendering its services to the Funds; (2) the nature, quality and extent of the services as currently provided by RMCI to the Funds and to be provided under the New Agreements; (3) the performance record of RMCI in connection with its investment management of the Funds; (4) the fees charged by investment managers operating funds with similar investments; and (5) the substantial similarity between the Current and New Agreements.

REQUIRED VOTE

   With respect to each Series, the approval of the New Agreements requires the affirmative vote of a majority of the respective Fund's outstanding voting securities, which for these purposes means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

   THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 3

               TO APPROVE NEW SUB-ADVISORY AGREEMENTS (Fund Vote)

   As discussed in Proposal 2, the termination of the Current Investment Advisory Agreements, because of the change of control of RMCI will, as a matter of law and contract, terminate the currently existing Sub-Advisory Agreements. Thus, it is necessary to adopt new Sub-Advisory Agreements between the sub-advisers and RMCI.

   In addition, the Sub-Adviser to Reserve Blue Chip Growth Fund, Trainer, Wortham & Company, Inc., also anticipates a change in control. Trainer, Wortham & Company, Inc. has reached an agreement whereby First Republic Bank, a leading California financial institution, will acquire the remaining 80.1% of Trainer, Wortham & Company, Inc. that it does not currently own. Trainer, Wortham & Company, Inc. has indicated to RMCI and the Board of Trustees that this transaction will not result in a change in

                                    --------
management structure, the investment process, the personnel who manage the Fund's portfolio or in the level of service to the Fund. Accordingly, shareholders of the Reserve Blue Chip Growth Fund will also have to approve a new sub-advisory contract to go into effect after the change in control of Trainer, Wortham & Company, Inc. Accordingly, in addition to proposing the adoption of new Investment Management Agreements, RMCI proposed to the Trustees, at a meeting held on October 7, 1998, the adoption of new Sub-Advisory Agreements.

   The new Sub-Advisory Agreements are substantially similar to the current Sub-Advisory Agreements except for the effective dates and date of terminations. A form of the new Sub-Advisory Agreement is attached hereto as Exhibit B.

1.  THE CURRENT SUB-ADVISORY AGREEMENTS

   The Current Agreements have been previously approved by initial shareholders as required by applicable law. The Current Sub-Advisory Agreement for Reserve Blue Chip Growth Fund is dated October 27, 1994 and was submitted to a vote of initial shareholders on October 28, 1994; the Current Sub-Advisory Agreement for Reserve Convertible Securities Fund is dated September 2, 1996 and was submitted to a vote of initial shareholders on September 3, 1996; the Current Sub-Advisory Agreement for Reserve Informed Investors Growth Fund is dated December 27, 1994 and was submitted to a vote of initial shareholders on December 28, 1994; the Current Sub-Advisory Agreement for the Reserve International Equity Fund is dated July 12, 1995 and was submitted to a vote of initial shareholders on July 13, 1995; the Current Sub-Advisory Agreement for the Reserve Large-Cap Growth Fund is dated January 1, 1996 and was submitted to a vote of initial shareholders on January 2, 1996; and the Current Sub-Advisory Agreement for Reserve Mid-Cap Equity Fund is dated March 12, 1996 and was submitted to a vote of initial shareholders on March 13, 1996; the Current Agreement Sub-Advisory for the Reserve Small-Cap Growth Fund is dated November 13, 1994 and was submitted to a vote of initial shareholders on November 14, 1994.

   The Sub-Advisers of the Funds and sub-advisory fees paid for the last fiscal year are listed below. For their services, the Sub-Adviser of each Fund receives an annual fee of up to one-half of the net profit before taxes of the respective Fund. Net profit is deemed to be the comprehensive fee less Fund expenses and all applicable sales and marketing costs. The Adviser may also pay a Sub-Adviser for marketing assistance. For the fiscal year ended May 31, 1998 none of the Funds, with the exception of The Reserve International Equity Fund, paid any subadvisory fees.

   RESERVE BLUE CHIP GROWTH FUND -- Trainer, Wortham & Company, Inc., 845 Third Avenue, New York, NY 10022. Robert J. Vile, 845 Third Avenue, New York, NY 10022, is the Fund's portfolio manager. Mr. Vile is a Managing Director of the Sub-Adviser and is responsible for the day-to-day investment decisions of the Reserve Blue Chip Growth Fund.

   RESERVE CONVERTIBLE SECURITIES FUND -- New Vernon Advisers, Inc., 310 South Street, P.O. Box 1913, Morristown, NJ 07962, an affiliate of William E. Simon & Sons, L.L.C. J. Peter Simon, of 310 South Street, P.O. Box 1913, Morristown, NJ 07962, is an Executive Director and founder of William E. Simon & Sons, is President of New Vernon Advisors, Inc., and serves as the firm's convertible securities manager and is responsible for the day-to-day investment decisions of the Reserve Convertible Securities Fund. New Vernon has indicated an intention to resign as Sub-Adviser to the Convertible Securities Fund in the near future. If New Vernon does resign, they are required to give the Fund 60 days notice and the Board will consider appropriate courses of action, including selection of a new Sub-Adviser for the Convertible Fund.

   RESERVE INFORMED INVESTORS GROWTH FUND -- T.H. Fitzgerald & Co., 180 Church Street, Naugatuck, CT 06770. Thomas H. Fitzgerald, Jr., CEO, of 180 Church Street, Naugatuck, CT 06770, serves as the Fund's portfolio manager and is responsible for the day-to-day investment decisions of the Reserve Informed Investors Growth Fund.

                                    --------

   RESERVE INTERNATIONAL EQUITY FUND -- Pinnacle Associates, Ltd., 666 Fifth Avenue, New York, NY 10103. Nicholas Reitenbach, of 666 Fifth Avenue, New York, NY 10103, is Senior Vice President and Director of international investments and partner of Pinnacle Associates, Ltd., and serves as the Reserve International Equity Fund's primary portfolio manager.

   RESERVE LARGE-CAP GROWTH FUND -- Siphron Capital Management, 280 S. Beverly Drive, Beverly Hills, CA 90212. David C. Siphron and Peter D. Siphron, of 280 S. Beverly Drive, Beverly Hills, CA 90212, both partners of the firm, serve as the Reserve Large-Cap Growth Fund's portfolio managers, providing investment recommendations based on a proprietary combination of fundamental and technical analysis.

   RESERVE MID-CAP EQUITY FUND* -- Pekin, Singer & Shapiro Asset Management, 311 South Wacker Drive, Chicago, IL 60606. JoAnne Pekin, a founder of the firm and its President, and Martha Jo Doran, Vice President, of 311 South Wacker Drive, Chicago, IL 60606, serve as the Fund's portfolio managers. Mrs. Pekin is responsible for the day-to-day investment decisions of the Reserve Mid-Cap Equity Fund.

   RESERVE SMALL-CAP GROWTH FUND -- Roanoke Asset Management, 529 Fifth Avenue, New York, NY 10017. Edwin G. Vroom, President, Brian J. O'Connor, Executive President and Adele S. Weisman, Senior Vice-President, of 529 Fifth Avenue, New York, NY, 10017, serve as the Fund's portfolio managers. They are responsible for the day-to-day investment decisions of the Reserve Small-Cap Growth Fund.
---------------
* Until June 30, 1998 (when its resignation became effective), Southern Capital Advisors, 50 Front Street, Memphis, TN 38103, served as the Sub-Adviser for Reserve Mid-Cap Equity Fund (formerly Mid-Cap Growth Fund).

2.  DIRECTORS AND EXECUTIVE OFFICERS OF EACH OF THE SUB-ADVISERS

   The Directors and Executive Officers of each of the Sub-Advisers are as follows:

RESERVE BLUE CHIP GROWTH FUND:  Trainer, Wortham & Company, Inc.:

DIRECTORS                                                 OFFICERS
---------                                                 --------
None                            Charles V. Moore, President
                                David P. Como, Managing Director
                                A. Alexander Arnold, Managing Director
                                H. Williamson Ghriskey, Jr. Managing Director, Secretary

RESERVE CONVERTIBLE SECURITIES FUND:  New Vernon Advisers, Inc:

DIRECTORS                                                 OFFICERS
---------                                                 --------
Michael B. Lenard               J. Peter Simon, President
William Edward Simon, Jr.       Mark J. Butler, Vice President,
                                Chief Financial Officer, Treasurer
                                Christine W. Jenkins, Vice President, Secretary
                                John Siebel, Vice President

RESERVE INFORMED INVESTORS GROWTH FUND:  T.H. Fitzgerald & Co.:

DIRECTORS                                                 OFFICERS
---------                                                 --------
None                            Thomas H. Fitzgerald, CEO

                                    --------

RESERVE INTERNATIONAL EQUITY FUND:  Pinnacle Associates Ltd.:

DIRECTORS                                                 OFFICERS
---------                                                 --------
None                            Thomas Passions, President and CIO
                                Nicholas Reitenbach, Senior Vice President
                                Peter Marron, Senior Vice President
                                Edmund Blake, Senior Vice President
                                King Harris, Senior Vice President

RESERVE LARGE-CAP GROWTH FUND:  Siphron Capital Management:

DIRECTORS                                                 OFFICERS
---------                                                 --------
None                            David C. Siphron, CFA-Partner and President
                                Peter Siphron, CFA-Partner

RESERVE MID-CAP EQUITY FUND:  Pekin, Singer & Shapiro Asset Management:

DIRECTORS                                                 OFFICERS
---------                                                 --------
None                            JoAnne Brawar Pekin, President
                                Sheldon Mark Pekin, Senior Vice President
                                Richard Allen Singer, Senior Vice President
                                Nathan Shapiro, Senior Vice President
                                David Scott Evans, Vice President
                                Steven Arthur Shapiro, Vice President
                                Martha Jo Doran, Vice President

RESERVE SMALL-CAP GROWTH FUND:  Roanoke Asset Management:

DIRECTORS                                                 OFFICERS
---------                                                 --------
Edwin G. Vroom                  Edwin G. Vroom, President
Adele S. Weisman                Adele S. Weisman, Senior Vice President
                                Christopher Miller, Senior Vice President

3.  THE TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

   In approving the New Sub-Advisory Agreements and determining to submit them to shareholders for approval, the Trustees concluded that the compensation to be paid by the Funds under the New Sub-Advisory Agreements is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the efforts and expenses of the Sub-Advisers in rendering their services to the Funds; (2) the nature, quality and extent of the services as currently provided by the Sub-Advisers to the Funds and to be provided under the New Sub-Advisory Agreements; (3) the performance record of the Sub-Advisers in connection with their management of the Funds; (4) the fees charged by Sub-Advisers operating funds with similar investments; and (5) the substantial similarity between the Current and New Agreements. In the case of Trainer, Wortham & Company, Inc., the Trustees also considered that the proposed change in control would not result in a change in personnel managing the Fund or in its investment process.

REQUIRED VOTE

   With respect to the Funds, the approval of the New Sub-Advisory Agreements requires the affirmative vote of a majority of the respective Fund's outstanding voting securities, which for these purposes means the vote (i) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Funds, whichever is less.

                                    --------

   THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 4

   TO APPROVE AMENDMENTS AND REVISIONS TO DECLARATION OF TRUST AND INVESTMENT
                                  RESTRICTIONS

   The Trustees of each Fund are proposing that shareholders approve various proposals that would provide for the "modernization" of certain of the operating policies and procedures for the Trust and the Funds. These policies and procedures are contained in the Declaration of Trust for the Trust or have been adopted as fundamental polices by the Funds and have become outmoded due to changes in the mutual fund industry. Most new mutual funds being created today operate with these more modern provisions. Accordingly, to permit the Funds to operate with the greatest amount of flexibility and to allow them to more adequately compete with competitor funds, shareholders are being asked to approve the following recommendations. The Trustees approved each of these items at a meeting held on October 7, 1998.

   The proposals are as follows:

A. TO AMEND THE TRUSTS' DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST (TRUST VOTE)

   It is recommended that Section 7.01 of the Declaration of Trust be amended to provide voting rights based on a shareholder's total dollar interest in a Fund ("dollar-based voting"), rather than on the number of shares owned, for all shareholder votes for a Fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.

   Currently, shareholders of each Fund vote separately on matters concerning only that Fund and vote on a trust-wide basis on matters that affect the Trust as a whole, such as electing Trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, with fractional votes for fractional shares, regardless of the relative value of the shares of each Fund in the Trust.

   The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the Investment Company Act of 1940 ("1940 Act"). In the case where a Trust has several series or Funds, voting rights may have become disproportionate since the net asset value per share ("NAV") of the separate Funds diverge over time. Under the current voting provisions, an investment in a Fund with a lower Net Asset Value ("NAV") may have significantly greater voting power than the same dollar amount invested in a Fund with a higher NAV.

   If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.

   On matters requiring trust-wide votes where all Funds are required to vote, shareholders who own shares with a lower NAV than other Funds in the Trust would be giving other shareholders in the Trust more voting "power" than they currently have. On matters affecting only one Fund, only shareholders of that Fund vote on the issue. In this instance, under both the current Declarations of Trust and the amended Declaration of Trust, all shareholders of a Fund would have the same voting rights, since the NAV is the same for all shares in a single Fund.

                                    --------

   The current provision of the Declaration of Trust is as follows:

   Section 7.01: "[e]ach whole share shall be entitled to one vote as to any matter on which it is entitled to vote..."

   If approved, the Declaration of the Trust will be amended as follows:

   A shareholder of each series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of such series [or class thereof], on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

   It is expected that the proposed amendment will benefit the Trust by bringing greater equality in voting rights among all shareholders of the Trust.

B. TO CHANGE THE DESIGNATION OF THE TRUSTS' FUNDAMENTAL INVESTMENT POLICY ON INVESTING FOR CONTROL OF PORTFOLIO COMPANIES (FUND VOTE)

   It is recommended that each Fund's fundamental policy on investing for control of portfolio companies be changed from a fundamental policy to a similar operating policy. Fundamental policies may only be changed with shareholder approval, while operating policies may be changed by vote of the Board of Trustees without shareholder approval. While the Funds have no current intention of investing in companies for the purpose of obtaining or exercising control, the proposed change would allow the Funds to do so if the Board of Trustees determined to change the new operating policy. No additional shareholder vote would be necessary. The proposed amendment will provide the Funds with greater flexibility to respond to market and regulatory developments.

   Each Fund's current fundamental policy on investing for control of portfolio companies is as follows:

   The Fund may not invest in voting securities or in companies for the purpose of exercising control;

   As redesignated, each Fund's operating policy on investing for control of portfolio companies would be as follows:

   As a matter of operating policy, the Fund may not invest in companies for the purpose of exercising control.

   THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR THE FOREGOING PROPOSALS, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 5

                       TO APPROVE CHANGES TO THE TRUSTS'
                  FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A
                 MASTER FUND/FEEDER FUND STRUCTURE (Fund Vote)

   For greater investment flexibility, RCMI has recommended that each Fund adopt a condition to its fundamental investment policies to permit each Fund to invest all or substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in another open-end management investment company having the same investment objectives and substantially similar policies and restrictions as the Fund (a "Master Fund"). The condition would be as follows:

   Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

   Certain of each Fund's fundamental policies such as the amount a Fund may invest in a particular industry may preclude the ability of a Fund to adopt a Master/Feeder Fund structure. The proposed

                                    --------
condition to each Fund's fundamental investment policies would permit the Fund to adopt such a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While the Board has not determined that the Fund should convert to a Master Fund/Feeder Fund Structure at this time, the Board believes it could be in the best interests of the Fund at some future date, and in that case the Board could do so without further approval by shareholders.

   If the proposed changes in the investment policies are approved by shareholders of the Fund, the Fund's Board could vote at some time in the future to convert the Fund into a Feeder Fund, under which all or substantially all of the investment assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for an interest in the Master Fund having the same net asset value as the value of the assets transferred. The ownership interests of the Fund's shareholders will not be altered by this change.

   Under the Trust's Declaration of Trust a shareholder vote is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets requires a shareholder vote. Approval of this item by shareholders of a Fund is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert that Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

   Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct policies. The Master Fund, whose shares could be offered to institutional investors in addition to a Feeder Fund, would invest in the same type of securities in which a Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

   By investing substantially all of its assets in a Master Fund, a Feeder Fund may be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operation expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place or that economies of scale may be realized.

   If a Fund invests substantially all of its assets in a Master Fund, the Fund may no longer require active portfolio management services. In this event, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement may be terminated or no fee would be charged; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund, likely including those currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the trustees.

MASTER FUNDS

   The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If the Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather
                                    --------
will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). A Master Fund may have a different Board than the Feeder Fund.

   A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

   Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

   Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

TAX CONSIDERATIONS

   The possible implementation of a Master Fund/Feeder Fund structure would not be expected to have any adverse tax effects on the Fund or its shareholders.

   Each Feeder Fund would intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes.

BOARD RECOMMENDATION

   As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder Fund structure conversion at the Board's discretion and to submit them to the shareholders for their approval.

REQUIRED VOTE

   The affirmative vote of the majority of the outstanding voting securities of the Funds is required for adoption of this proposal. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Funds means the vote of (i) 67% or more of the voting securities of the Funds present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or, (ii) more than 50% of the outstanding voting securities of the Funds whichever is less.

   THE BOARD OF THE FUNDS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW FUNDAMENTAL INVESTMENT POLICY PERMITTING CONVERSION, AT THE BOARD'S DISCRETION, INTO A MASTER FUND/ FEEDER FUND STRUCTURE.
                                    --------

                                   PROPOSAL 6

             TO APPROVE THE AUTHORIZATION OF THE BOARD OF TRUSTEES
                 TO APPOINT, REPLACE OR TERMINATE SUB-ADVISERS
                RECOMMENDED BY THE ADVISER OR AMEND THE TERMS OF
                ANY SUB-ADVISORY AGREEMENT FOR THE FUNDS WITHOUT
                        SHAREHOLDER APPROVAL (Fund Vote)

   Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of Sub-Advisers to the Funds. The SEC, however, has granted conditional exemptions for the shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. The Adviser and the Trust have obtained such an exemption. If this proposal is approved by the shareholders, the Board of Trustees of the Trust would, without further shareholder approval, be able to appoint additional or replacement sub-advisers, terminate sub-advisers, rehire existing sub-advisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify sub-investment advisory agreements.

   This Proposal is intended to facilitate the efficient operation of the multi-manager structure with respect to the Funds and afford the Funds increased management flexibility. Under the multi-manager structure, the Adviser, with the approval of the Board of Trustees, would have the same authority and flexibility with respect to sub-advisers that it has for its own internal portfolio managers; namely that the Adviser can continually monitor their performance and replace them if the Adviser, with the approval of the Board of Trustees, believes such action is appropriate (for example, if performance is not satisfactory). Under the multi-manager structure, the Adviser will continuously monitor the performance of each Sub-Adviser and may from time to time recommend that the Board of Trustees add, replace or terminate one or more Sub-Advisers or appoint additional Sub-Advisers, depending on the Adviser's assessment of what combination of Sub-Advisers it believes will optimize the Funds' chances of achieving their investment objectives.

   While there is no way of knowing exactly how often the Adviser may recommend, and the Board may approve, the selection of an additional Sub-Adviser, or the replacement or termination of an existing Sub-Adviser, each of which would typically require a shareholder meeting, it is likely that the multi-manager structure would result in more frequent shareholder meetings than would otherwise be the case. However, if this proposal is approved by the shareholders, the Trustees will not be required to call a shareholder meeting each time a new Sub-Adviser is approved (or to reapprove a Sub-Adviser whose Sub-Advisory Agreement is automatically terminated because it has been purchased by another entity) and accordingly, shareholders will forego their existing privilege of having a vote on such matters.

   Shareholder meetings entail substantial costs and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement Sub-Advisers; however, even in the absence of shareholder approval, any proposal to add or replace Sub-Advisers would receive careful review. First, the Adviser would assess the Fund's needs and, if it believed additional or replacement Sub-Advisers could benefit a Fund, it would systematically search the relevant universe of available investment managers. Second, any recommendation made by the Adviser would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Adviser within the meaning of the 1940 Act. Third, any selections or additional sub-advisers or replacement Sub-Advisers would have to comply with conditions contained in the SEC's exemptive order. Finally the Board of Trustees would not be able to replace the Adviser as investment adviser for a Fund without obtaining shareholder approval of the new investment adviser.

                                    --------

BOARD RECOMMENDATION

   As a result of its consideration of the foregoing facts, the Board of the Fund voted unanimously to approve this proposal and to submit such proposal to the shareholders for their approval.

REQUIRED VOTE

   The affirmative vote of the majority of the outstanding voting securities of the Funds is required for adoption of this proposal. For this purpose, under applicable law, "vote of a majority of the outstanding voting securities" of the Funds means the vote of (i) 67% or more of the voting securities of the Funds present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy; or, (ii) more than 50% of the outstanding voting securities of the Funds, whichever is less.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL 6.

                                   PROPOSAL 7

             TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP
               INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR
                        ENDING MAY 31, 1999 (Trust Vote)

   PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, NY 10019, currently serves as independent public accountants for each of the Funds. The Trustees are now seeking shareholder ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the Funds for the fiscal year ending May 31, 1999.

   Neither PricewaterhouseCoopers LLP nor any of its members have any material direct or indirect financial interest in the Funds. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to questions.

REQUIRED VOTE

   With respect to this proposal, a majority of the votes cast at the meeting at which a quorum is present must be cast in the affirmative in order for the Proposal to be approved.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUNDS FOR THE FISCAL YEAR ENDING MAY 31, 1999.

                                    --------

                                   PROPOSAL 8

                TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY
                            COME BEFORE THE MEETING
                    (for Approval by Each Fund as Necessary)

                               OTHER INFORMATION

SHARE OWNERSHIP OF EACH FUND

   The following table sets forth the information concerning beneficial ownership, as of the Record Date, of each Fund's shares by each person who beneficially owns more than five percent of the voting securities of each Fund:

                         RESERVE BLUE CHIP GROWTH FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Bear Stearns Securities Corp.                   R               8.3%         814,135.90    Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859
Trainer Wortham & Co. Inc.                      R              23.8%       2,321,559.89    Record
845 Third Ave.
New York, NY 10022
Bear Stearns Securities Corp.                   R              10.1%         986,244.14    Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859
Reserve Management Corp.                        R               5.1%         500,989.10    Record
Defined Benefit Pension Plan
810 Seventh Avenue
New York, NY 10019
Reserve Management Co., Inc.                    I               100%           1,060.00    Beneficial
810 Seventh Avenue
New York, NY 10019

                                    --------

                      RESERVE CONVERTIBLE SECURITIES FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Bankers Trust Company as Pledgee                R              23.2%       3,791,953.09    Record
280 Park Avenue
New York, NY 10017
William E. Simon Foundation Inc.                R                 9%       1,472,773.32    Record
310 South Street
Morristown, NJ 07962
New Vernon Advisors, Inc.                       R               9.3%       1,522,558.18    Record
310 South St. P.O. Box 191
Morristown, NJ 07962-1913
William E. Simon & Sons (IRA)                   R               5.5%         913,020.21    Record
310 South Street
Morristown, NJ 07962
William E. Simon & Sons (IRA)                   R               5.4%         889,134.26    Record
310 South St., P.O. Box 1913
Morristown, NJ 07962-1913
William E. Simon & Sons LLC, P.O.A              R               5.8%         955,850.30    Record
310 South St. P.O. Box 19
Morristown, NJ 07962-1913
New Vernon Advisors, Inc.                       R               8.3%       1,364,941.98    Record
310 South St., P.O. Box 1913
Morristown, NJ 07962-1913
MCP Investment Associates, LLC                  R               7.4%          1,221,128    Beneficial
C/O Nations Bank
P.O. Box 888 South Service Rd.
Melville, NY 11747
Reserve Management Co., Inc.                    I               100%             997.00    Beneficial
810 Seventh Avenue
New York, NY 10019

                                    --------

                     RESERVE INFORMED INVESTORS GROWTH FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Bear Stearns Securities Corp.                   R              11.2%         303,268.62    Record
FBO 614-86111-29
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R              12.8%         346,094.60    Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R               8.7%         235,490.11    Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859
Anna T. Dolan MD PC                             R               5.9%         159,448.12    Beneficial
Pension Plan
22 Edgecliff Terrace
Yonkers, NY 10705
Reserve Management Corp.                        R               8.8%         236,706.64    Record
Defined Benefit Pension Plan
810 Seventh Avenue
New York, NY 10019
Reserve Management Co., Inc.                    I               100%             934.00    Beneficial
810 Seventh Avenue
New York, NY 10019

                                    --------

                       RESERVE INTERNATIONAL EQUITY FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Washington Trust Bank                           R              13.5%       1,514,964.04    Record
P.O. Box 2127
Spokane, WA 99210-2127
Washington Trust Bank                           R              24.9%       2,780,645.24    Record
Attn: Trust Operations
P.O. Box 2127
Spokane, WA 99210-2127
Charles Schwab & Co. Inc.                       R                19%       2,128,306.61    Record
Special Custody Account
F/B/O Customer
101 Montgomery St.
Attn: Mutual Funds
San Francisco, CA 94104
Wabanc & Co.                                    R              16.4%       1,831,645.75    Record
C/O Washington Trust Co.
P.O. Box 2127 Trust Ops
Spokane, WA 99210-2121
Reserve Management Co., Inc.                    I               100%           1,042.00    Beneficial
810 Seventh Avenue
New York, NY 10019

                         RESERVE LARGE-CAP GROWTH FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Charles Schwab & Co. Inc.                       R              67.1%      13,511,981.48    Record
101 Montgomery St.
San Francisco, CA 94104
Reserve Management Co., Inc.                    I               100%           1,069.00    Beneficial
810 Seventh Avenue
New York, NY 10019

                                    --------

                          RESERVE MID-CAP EQUITY FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Bear Stearns Securities Corp.                   R               5.9%         129,598.10    Record
FBO 614-86111-29
1 Metrotech Center North
Brooklyn, NY 11201-3859
Boise Valley Asthma &                           R                 5%         110,307.48    Beneficial
Allergy Clinic
Pension & P/S Fixed Account
901 N. Curtis Suite 100
Boise, ID 83706-1339
Bear Stearns Securities Corp.                   R              17.4%         381,633.28    Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R                20%         456,121.05    Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R               7.6%         168,332.41    Record
FBO 105-03296-20
1 Metrotech Center North
Brooklyn, NY 11201-3859
Anna T. Dolan MD PC                             R               6.6%         146,121.57    Beneficial
Pension Plan
22 Edgecliff Terrace
Yonkers, NY 10705
Reserve Management Corp.                        R               6.6%         145,032.53    Beneficial
Defined Benefit Pension Plan
810 Seventh Avenue
New York, NY 10019
Reserve Management Co., Inc.                    I               100%           1,064.00    Beneficial
810 Seventh Avenue
New York, NY 10019

                                    --------

                         RESERVE SMALL-CAP GROWTH FUND

                                                                            AMOUNT &
                                                                            NATURE OF
          NAME & ADDRESS OF                                 PERCENT OF     BENEFICIAL      NATURE OF
           BENEFICIAL OWNER               TITLE OF CLASS      CLASS         OWNERSHIP      OWNERSHIP
          -----------------               --------------    ----------    -------------    ----------
Bear Stearns Securities Corp.                   R               9.8%         454,791.60    Record
FBO 614-86111-29
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R               6.8%         316,929.03    Record
FBO 614-86189-18
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R              12.8%         591,374.73    Record
FBO 105-03292-24
1 Metrotech Center North
Brooklyn, NY 11201-3859
Bear Stearns Securities Corp.                   R               9.8%         454,785.47    Record
FBO 105-03293-23
1 Metrotech Center North
Brooklyn, NY 11201-3859
Reserve Management Corp                         R               6.5%         299,321.18    Beneficial
Defined Benefit Pension Plan
810 Seventh Avenue
New York, NY 10019-5818
Reserve Management Co., Inc.                    I               100%           1,064.00    Beneficial
810 Seventh Avenue
New York, NY 10019

SECURITY OWNERSHIP OF MANAGEMENT

   As of the Record Date, the records of the Trust do not reflect that the Trustees and officers of the Trust owned more than 1% of the outstanding shares of beneficial interest of each of the Funds.

MANNER OF VOTING PROXIES

   All proxies received by the management of the Funds will be voted on all matters presented at the Meeting, and, if not limited to the contrary, will be voted FOR all Proposals.

   Management knows of no other matters to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is Management's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

   Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval. Where the broker or nominee has no discretion to vote the shares as to one or more proposals before the Meeting, the non-voted shares will be excluded from the pool of shares voted on such issues. Thus, abstentions and non-votes will have the same effect as a negative vote on issues requiring the affirmative

                                    --------
vote of a specified portion of a Fund's outstanding shares, but will not be considered votes cast and thus will have no effect on matters requiring approval of a specified percentage of votes cast.

   In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the Proposals set forth in the Notice of Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those proxies required to be voted against any such item against any such adjournment. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

SOLICITATION OF PROXIES

   Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement. Holders of this Trust whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of the Reserve Funds and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, oral communication or electronic medium. The Trust has retained Shareholder Communication Corporation ("SCC"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. As the Meeting date approaches, certain shareholders of the Trust may receive a telephone call from SCC asking the shareholder to vote if the Trust has not yet received the shareholder's vote. Authorization to permit the execution of proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Trust. In taking telephonic instructions, SCC will follow procedures designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. SCC is permitted to answer questions about the process, but is not permitted to recommend to the shareholders how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation. The costs associated with such solicitation will be paid by the Investment Manager.

   If any shareholder wishes to participate in the meeting of shareholders, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 800-690-6903.

   A shareholder may revoke a proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote at their discretion with respect to other matters not now known to the Board of Trustees or the Trust that may be presented at the Meeting.

INVESTMENT ADVISER, UNDERWRITER & ADMINISTRATOR

   The Investment Adviser is Reserve Management Company, Inc., 810 Seventh Avenue, New York NY 10019. Resrv Partners, Inc., is the Funds' principal underwriter.

                                    --------

SUBMISSION OF CERTAIN PROPOSALS

   Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by each Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a Shareholder meeting.

ADDITIONAL INFORMATION

   The expense of the preparation, printing and mailing of the enclosed form of proxy, this Notice and Proxy Statement and other expenses relating to the Meeting will be borne equally by Reserve Management Company, Inc., and the Funds. To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, or interview by officers of the Funds and/or employees of RMCI.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                                                   RESERVE PRIVATE EQUITY SERIES

November 13, 1998

                                    --------

                                   EXHIBIT A

                              "COMPREHENSIVE FEE"
                        INVESTMENT MANAGEMENT AGREEMENT

   THIS AGREEMENT, dated the ________________ day of ____________________, 1998,
made and entered into by and between Reserve Private Equity Series, (the "Trust"), organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, and RESERVE MANAGEMENT COMPANY, INC., (the "Manager"), a New Jersey corporation having its principal place of business in 810 Seventh Avenue, New York, NY 10019, on behalf of the Reserve ______ Fund (the "Portfolio").

   WHEREAS, the Trust is engaged as a non-diversified management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act"); and

   WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in separate series or classes of series, with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

   The parties agree as follows:

   1. INVESTMENT SERVICES. The Manager shall select and manage the Portfolio's investments and shall determine what investments shall be made or disposed of by the Portfolio and shall effect such acquisitions and dispositions, all in furtherance of the Portfolio's investment objective and policies, subject to the overall control and direction of the Trust's Board of Trustees. The Manager shall report on such activities to the Board of Trustees of the Trust and shall submit such reports and other information thereon as the Board of Trustees shall from time to time request. Notwithstanding any other provision hereof, the Manager, with the approval of the Trust, may contract with one or more Sub-Investment Managers to perform any of the investment management services; provided, however, any compensation paid will be the sole responsibility of the Manager.

   2. OTHER SERVICES AND ASSUMPTION OF CERTAIN EXPENSES. The Manager shall furnish to the Trust, on behalf of the Portfolio: (i) the services of a President and such other executive officers as may be requested by the Portfolio, (ii) office space and customary office facilities to the extent that the Portfolio's activities occur in New York, (iii) maintain Portfolio records not otherwise maintained by the Portfolio's custodian, distributor or sub-investment managers, and (iv) all accounting, administrative, clerical, secretarial and statistical services as may be required by the Portfolio for the operation of its business and compliance with applicable laws. The Manager shall pay the compensation of all officers of the Trust on behalf of the Portfolio and all operating and other expenses of the Portfolio except interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, and the fees of the disinterested Trustees. The Manager may contract with other parties to perform any of the ordinary administrative services required of the Manager; provided, however any such compensation will be the responsibility of the Manager.

   3. COMPENSATION OF THE MANAGER. The Portfolio shall pay to the Manager as compensation for the services rendered hereunder and as full reimbursement for all officers compensation and ordinary operating expenses of the Portfolio paid by the Manager under paragraph 2 hereof, a Management fee at an annual rate of ____% of the average daily net asset value of the Portfolio.

   The Management fee shall be computed and accrued daily and shall be paid by the Portfolio to the Manager monthly.

   4. COMPLIANCE WITH APPLICABLE REQUIREMENTS. This Agreement will be performed in accordance with the requirements of the 1940 Act and the Investment Advisers Act of 1940 and the rules and

                                   ---------

                                    PAGE A-1
regulations under such acts, to the extent that the subject matter of the Agreement is within the purview of such acts and such rules and regulations. The Manager will assist the Trust on behalf of the Portfolio in complying with the requirements of the 1940 Act, and the Securities Act of 1933, and the rules and regulations under such acts and in qualifying as a regulated investment company under the Internal Revenue Code of 1986 and applicable regulations of the Internal Revenue Service thereunder. In carrying out its obligations under this Agreement the Manager shall at all times conform to the provisions of the Declaration of Trust and By-Laws, the provisions of the currently effective Registration Statement of the Trust under the 1940 Act and the Securities Act of 1933, and any other applicable provisions of state or Federal law.

   5. TERMINATION. This Agreement shall be in effect until the close of business on __________, 2000 and shall continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (i) either the Board of Trustees of the Trust or a majority vote of the outstanding voting securities of the Portfolio, provided, however, that if the shareholders of the Portfolio fail to approve the Agreement, as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act, and the rules thereunder, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of either party of this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

   Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' written notice to the Manager, or by the Manager on like notice to the Trust.

   The name Reserve ____________ shall be deemed to have been licensed to the Trust by the Manager. In the event of termination of this Agreement, the Manager may terminate or revoke such license on 90 days' written notice to the Trust. On or before the date of such revocation or termination, the Trust will change its name to another name which does not include the word "Reserve."

   6. NON-ASSIGNABILITY. This Agreement shall not be assignable by either party hereto and shall automatically terminate forthwith in the event of such assignment (within the meaning of the 1940 Act).

   7. APPROVAL OF AGREEMENT AND AMENDMENTS. This Agreement and any material amendments hereto shall be approved by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided, however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder.

   8. NON-EXCLUSIVITY. The services of the Manager to the Trust are not to be deemed exclusive and the Trust agrees that the Manager is free to act as investment manager to various investment companies and other managed accounts. For purposes of this Agreement and the undertakings provided for herein, the Manager shall at all times be considered as an independent contractor, and shall not be considered as an agent of the Trust and shall have no authority to act for or represent the Trust in any way.

   9. LIABILITY OF THE MANAGER. In performing its duties hereunder, the Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager's duties or by reason of reckless disregard of the Manager's obligations and duties under this Agreement.

   10. NOTICES. Any notices and communications required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class, registered or certified mail to the

                                   ---------

                                    PAGE A-2

Manager to the Trust at 810 Seventh Avenue, New York, NY 10019, or at such addresses as either party may from time to time specify by notice to the other.

   11. GOVERNING LAW. The terms and provisions of this Agreement shall be interpreted under and governed by the law of the State of New York.

   12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

   13. SHAREHOLDER LIABILITY. The Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                                                       RESERVE PRIVATE EQUITY SERIES

                                                                                    By
                                                              -------------------------------------------------
                                                                                 President
ATTEST:

---------------------------------------------------
                     Secretary
                                                                     RESERVE MANAGEMENT COMPANY, INC.

                                                                                    By
                                                              -------------------------------------------------
                                                                                 President
ATTEST:

---------------------------------------------------
                     Secretary

                                   ---------

                                    PAGE A-3

                                   EXHIBIT B
                      SUB-INVESTMENT MANAGEMENT AGREEMENT
                             BY, BETWEEN AND AMONG
                         RESERVE PRIVATE EQUITY SERIES,
                        RESERVE MANAGEMENT COMPANY, INC.
                                      AND
                   ------------------------------------------

                                    FOR THE
                           RESERVE  __________  FUND

   THIS AGREEMENT made this ____ day of ________, 199_, by, between and among RESERVE PRIVATE EQUITY SERIES ("Trust"), RESERVE MANAGEMENT COMPANY, INC., a New Jersey corporation having its principal place of business in New York (the "Investment Manager") and ____________., a corporation having its principal place of business in ____________ (the "Sub-Investment Manager");

                                  WITNESSETH:

   WHEREAS, the Trust is engaged in business as a non-diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act");

   WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value in separate series or classes of series with each such separate series representing an interest in a separate portfolio of investment securities and other assets;

   WHEREAS, the Trust has employed the Investment Manager to act as investment manager of the Reserve ________ Fund ("Fund") as set forth in the Investment Management Agreement between the Trust and the Investment Manager dated __________, 199_, (the "Investment Management Agreement");

   WHEREAS, the Sub-Investment Manager is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

   WHEREAS, the Trust and the Investment Manager desire to retain the Sub-Investment Manager to render investment management services to the Fund in the manner and on the terms hereinafter set forth;

   The parties agree as follows:

   1. DUTIES OF THE SUB-INVESTMENT MANAGER. The Sub-Investment Manager hereby agrees subject to the supervision of the Investment Manager and the Trust (1) to act as the investment adviser to, and investment manager of, the Reserve Fund of the Trust, (2) to manage the investment and reinvestment of the assets of the Fund for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein.

   2. SUB-INVESTMENT MANAGEMENT SERVICES. In performing the duties stated in Paragraph 1 above, the Sub-Investment Manager will regularly provide the Investment Manager and the Trust with such investment research, advice and management as the Investment Manager and the Trust may from time to time consider necessary for the proper management of the Fund. The Sub-Investment Manager will furnish continuously an investment program and will conduct a continuous program of evaluation of assets in the Fund. In this connection the Sub-Investment Manager will provide the Board of Trustees and officers of the Trust with such statistical information with respect to investments of the Fund and such periodic and special reports and information as the Investment Manager or the Trust may reasonably request. In addition the Sub-Investment Manager will determine which securities or other invest-

                                    --------

                                    PAGE B-1
ments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in securities or other assets in which it may invest. In so acting, the Sub-Investment Manager shall always be subject to, and shall follow at all times (i) any restrictions of the Trust's Declaration of Trust and By-Laws, as amended from time to time, (ii) the applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder, (iii) statements relating to the Fund's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund and statement of additional information then currently effective under the Securities Act of 1933, and (iv) any other provision of state and federal law applicable to it in connection with its duties hereunder. Should the Board of Trustees of the Trust or the Investment Manager at any time, however, make any definite determination as to investment policy of the Fund and notify the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies of the Fund, determined as provided above, and in particular shall place orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by the Sub-Investment Manager.

   3. PURCHASE AND SALE OF ASSETS. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Investment Manager, provided that the Sub-Investment Manager does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in a manner the Sub-Investment Manager deems equitable among the accounts involved and at a price which is approximately averaged. Neither the Sub-Investment Manager, nor any of its principals, directors, officers or employees, nor any person, firm or corporation controlling, controlled by or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets of the Fund.

   In placing orders for the purchase or sale of investments for the Fund, the Sub-Investment Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

   Subject to prior authorization by the Trust's Board of Trustees of appropriate policies and procedures, the Sub-Investment Manager may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Fund to pay a broker or dealer that provides research and other brokerage services to the Sub-Investment Manager an amount of commission for effecting a Fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization, and to the extent authorized by said section, the Sub-Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

   4. COMPENSATION OF THE SUB-INVESTMENT MANAGER. For the services rendered by the Sub-Investment Manager, the Investment Manager shall pay to the Sub-Investment Manager at the end of each calendar quarter a fee equal to one-half of the net profit before taxes. Net profit is deemed to be the comprehensive fee less fund expenses (as defined by the SEC and exemplified by The Reserve Funds' accounting as audited by PricewaterhouseCoopers LLP or successor auditors) and all applicable sales and marketing costs of both the Investment Manager and Sub-Investment Manager. Expenses are allocated to a fund on an identified cost basis or prorated by assets or number of accounts where facilities, services or personnel are utilized by more than one fund. The Fund will be audited annually and its books are open to inspection by the Investment Manager and Sub-Investment Manager on any reasonable frequency with or without notice. The Investment Manager shall provide an unaudited Statement of Operations quarterly of the revenues received from and expenses incurred on behalf of the Fund.

   The payment of the advisory fees and the allocation of charges and expenses between the Trust and the Investment Manager are set forth in the Investment Management Agreement. Nothing in this Sub-

                                    --------

                                    PAGE B-2

Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Trust.

   5. BOOKS AND RECORDS. The Sub-Investment Manager agrees that all books and records which it maintains for the Trust are the Trust's property, and, in the event of termination of this Agreement for any reason, the Sub-Investment Manager agrees to return to the Trust, free from any claim or retention of rights by the Sub-Investment Manager, all records relating to the Fund. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities and the Investment Manager or the Fund. In connection with its duties hereunder the Sub-Investment Manager further agrees to maintain, prepare and preserve books and records in accordance with the 1940 Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

   The Sub-Investment Manager will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Trust, or if disclosure is expressly required by applicable Federal or state regulatory authorities or by this Agreement.

   6. LIABILITY AND INDEMNIFICATION. In performing its duties hereunder, the Sub-Investment Manager may rely on all documentation and information furnished it by the Trust. Except as may otherwise be provided by the 1940 Act, neither the Sub-Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Investment Manager's duties or by reason of reckless disregard of the Sub-Investments Manager's obligations and duties under this Agreement. The Sub-Investment Manager shall also comply with the Fund's Code of Ethics, which has been provided to it.

   Investment Manager and Trust agree to hold harmless and indemnify Sub-Investment Manager from and against any loss, liability, damages or expenses, including attorney fees, resulting from willful misfeasance, bad faith or gross negligence by Investment Manager or Trust, or by any officer, director, employee or agent of either. Further, Investment Manager and Trust agree to indemnify Sub-Investment Manager for any loss, liability, damages or expenses, including attorney fees, that may be incurred by Sub-Investment Manager as a result of a breach, or allegations of a breach, of a fiduciary duty by Investment Manager or Trust or as a result of a violation, or allegation of a violation, by Investment Manager or Trust of the federal securities laws, including but not limited to, the Investment advisers Act of 1940 and the Investment Company Act of 1940, or of any other federal or state law(s), rule(s) or regulation(s) applicable to Investment Manager or Trust.

   7. RELIANCE ON DOCUMENTS. The Trust or its agent will provide timely information to the Sub-Investment Manager regarding such matters as purchases and redemptions of shares in the Fund, the cash requirements, and cash available for investment in the Fund, and all other information as may be reasonably necessary or appropriate in order for the Sub-Investment Manager to perform its responsibilities hereunder.

   The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's prospectus and statement of additional information, the Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of this agreement to furnish the Sub-Investment Manger copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all such documents furnished to it by the Investment Manager of the Fund.

   8. APPROVAL AND TERMINATION OF THIS AGREEMENT. This Agreement and any amendments hereto shall be approved by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding

                                    --------

                                    PAGE B-3
voting securities of the Fund, provided, however, that if the shareholders of the Fund fail to approve the Agreement as provided herein, the Sub-Investment Manager may continue to serve in such capacity in the manner and to the extent permitted by the Act and the rules thereunder, and no amendment to this Agreement shall become effective until so approved.

   This Agreement shall become effective as of the date first above written. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, and (b) a majority of those trustees who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding shares of the Fund, or by the Investment Manager on sixty days' written notice to the Sub-Investment Manager, or by the Sub-Investment Manager on sixty days' written notice to the Trust or the Investment Manager. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Advisory Agreement.

   9. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act and the rules thereunder.

   10. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

   11. SHAREHOLDER LIABILITY. The Sub-Investment Manager understands and agrees that the obligations of the Trust under this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Sub-Investment Manager represents that it has notice of the provisions of the Declaration of Trust of the Trust disclaiming shareholder liability for acts or obligations of the Trust.

                                    --------

                                    PAGE B-4

   IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first above written.

                                                            RESERVE PRIVATE EQUITY SERIES
Attest:
---------------------------------------------------         BY:
                                                            ------------------------------------------------
Title:
  ----------------------------------------------            Title:
                                                            ----------------------------------------------

                                                            [INSERT NAME OF SUB ADVISER]
Attest:
---------------------------------------------------         BY:
                                                            ------------------------------------------------
Title:
  ----------------------------------------------            Title:
                                                            ----------------------------------------------

                                                            RESERVE MANAGEMENT COMPANY, INC.
Attest:
---------------------------------------------------         BY:
                                                            ------------------------------------------------
Title:
  ----------------------------------------------            Title:
                                                            ----------------------------------------------

                                    --------

                                    PAGE B-5

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                          RESERVE BLUE CHIP GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Blue Chip Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.    Election of Trustees:

            Bruce R. Bent            Donald J. Harrington     William E. Viklund
            Edwin Ehlert, Jr.        Henri W. Emmet           Bruce R. Bent II
            Vincent J. Mattone       Diana P. Herrmann        Richard Bassuk

      [ ]   FOR ALL            [ ]   AGAINST ALL        [ ]   FOR ALL EXCEPT

      I.
        -----------------------------------------------------------------------
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [ ]   FOR                 [ ]  AGAINST             [ ]  ABSTAIN

      III.  To approve a new Sub-Advisory Agreement.

      [ ]   FOR                 [ ]  AGAINST             [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policy to permit a Master/Feeder Structure.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                [ ]   AGAINST              [ ]   ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                            Dated_________________, 1998


                            Name of Shareholder(s) -- Please print or type


                            Signature(s)of Shareholder(s)


                            Signature(s)of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                               NOVEMBER 18, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                       RESERVE CONVERTIBLE SECURITIES FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Convertible Securities Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.   Election of Trustees:

           Bruce R. Bent            Donald J. Harrington      William E. Viklund
           Edwin Ehlert, Jr.        Henri W. Emmet            Bruce R. Bent II
           Vincent J. Mattone       Diana P. Herrmann         Richard Bassuk

      [ ]  FOR ALL             [ ]  AGAINST ALL          [ ]  FOR ALL EXCEPT

      I.
        -----------------------------------------------------------------------
           (Only use to withhold authority to vote on individual Nominees)

      II.  To approve a new Investment Management Agreement.

      [ ]  FOR                 [ ]  AGAINST              [ ]  ABSTAIN

      III. To approve a new Sub-Advisory Agreement.

      [ ]  FOR                 [ ]  AGAINST              [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policy to permit a Master/Feeder Structure.

      [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                 [ ]  AGAINST              [ ]  ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                           Dated________________, 1998


                           Name of Shareholder(s) -- Please print or type


                           Signature(s) of Shareholder(s)


                           Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                               NOVEMBER 18, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                     RESERVE INFORMED INVESTORS GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Informed Investors Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.    Election of Trustees:

            Bruce R. Bent            Donald J. Harrington     William E. Viklund
            Edwin Ehlert, Jr.        Henri W. Emmet           Bruce R. Bent II
            Vincent J. Mattone       Diana P. Herrmann        Richard Bassuk

      [ ]   FOR ALL             [ ]  AGAINST ALL         [ ]  FOR ALL EXCEPT

      I.
        ------------------------------------------------------------------------
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [ ]   FOR                 [ ]  AGAINST             [ ]  ABSTAIN

      III.  To approve a new Sub-Advisory Agreement.

      [ ]   FOR                 [ ]  AGAINST             [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policy to permit a Master/Feeder Structure.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                         Dated_______________, 1998


                         Name of Shareholder(s) -- Please print or type


                         Signature(s) of Shareholder(s)


                         Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.



             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                               NOVEMBER 18, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                        RESERVE INTERNATIONAL EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve International Equity Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington     William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet           Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann        Richard Bassuk

      [ ]   FOR ALL            [ ]  AGAINST ALL         [ ]  FOR ALL EXCEPT

      I.
        -----------------------------------------------------------------------
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [ ]   FOR                [ ]  AGAINST             [ ]  ABSTAIN

      III.  To approve a new Sub-Advisory Agreement.

      [ ]   FOR                [ ]  AGAINST             [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policy to permit a Master/Feeder Structure.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated_______________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.



             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                               NOVEMBER 18, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                          RESERVE LARGE-CAP GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Large-Cap Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.    Election of Trustees:

            Bruce R. Bent          Donald J. Harrington      William E. Viklund
            Edwin Ehlert, Jr.      Henri W. Emmet            Bruce R. Bent II
            Vincent J. Mattone     Diana P. Herrmann         Richard Bassuk

      [ ]   FOR ALL           [ ]  AGAINST ALL          [ ]  FOR ALL EXCEPT

      I.
        -----------------------------------------------------------------------
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [ ]   FOR               [ ]  AGAINST              [ ]  ABSTAIN

      III.  To approve a new Sub-Advisory Agreement.

      [ ]   FOR               [ ]  AGAINST              [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policy to permit a Master/Feeder Structure.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated__________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                             ________________, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                           RESERVE MID-CAP EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Mid-Cap Equity Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.    Election of Trustees:

            Bruce R. Bent           Donald J. Harrington     William E. Viklund
            Edwin Ehlert, Jr.       Henri W. Emmet           Bruce R. Bent II
            Vincent J. Mattone      Diana P. Herrmann        Richard Bassuk

      [ ]   FOR ALL            [ ]  AGAINST ALL         [ ]  FOR ALL EXCEPT

      I.
        -----------------------------------------------------------------------
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [ ]   FOR                [ ]  AGAINST             [ ]  ABSTAIN

      III.  To approve a new Sub-Advisory Agreement.

      [ ]   FOR                [ ]  AGAINST             [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policies to permit a Master/Feeder Structure.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                       Dated_________________, 1998


                       Name of Shareholder(s) -- Please print or type


                       Signature(s) of Shareholder(s)


                       Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                               NOVEMBER 18, 1998

                                      PROXY

                          RESERVE PRIVATE EQUITY SERIES

                          RESERVE SMALL-CAP GROWTH FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                December 17, 1998

      The undersigned hereby appoints MaryKathleen Foynes and Mary A. Belmonte and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the Reserve Small-Cap Growth Fund held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m. Eastern Time, on December 17, 1998, at The Reserve Funds, 810 Seventh Avenue, 17th Floor, New York, NY 10019, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

      THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES AND FOR EACH OF THE FOLLOWING PROPOSALS:

      I.    Election of Trustees:

            Bruce R. Bent          Donald J. Harrington      William E. Viklund
            Edwin Ehlert, Jr.      Henri W. Emmet            Bruce R. Bent II
            Vincent J. Mattone     Diana P. Herrmann         Richard Bassuk

      [ ]   FOR ALL           [ ]  AGAINST ALL          [ ]  FOR ALL EXCEPT

      I.
        -----------------------------------------------------------------------
            (Only use to withhold authority to vote on individual Nominees)

      II.   To approve a new Investment Management Agreement.

      [ ]   FOR               [ ]  AGAINST              [ ]  ABSTAIN

      III.  To approve a new Sub-Advisory Agreement.

      [ ]   FOR               [ ]  AGAINST              [ ]  ABSTAIN

      IV.   To approve the following proposed amendments:

            A. To amend the Trust's Declaration of Trust to provide dollar-based voting rights;

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

            B. To change the designation of the Funds' fundamental investment policy on investing for control of portfolio companies.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      V. To approve changes to the Funds' fundamental investment policy to Permit a Master/Feeder Structure.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VI. To approve the authorization of the Board of Trustees to appoint, replace or terminate sub-advisers recommended by the adviser or amend the terms of any sub-advisory agreement for the Funds without shareholder approval.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VII. To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Trust for the fiscal year ending May 31, 1999.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN

      VIII. To transact such other business as may properly come before the Meeting.

      [ ]   FOR                [ ]   AGAINST             [ ]   ABSTAIN


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.

      Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                        Dated________________, 1998


                        Name of Shareholder(s) -- Please print or type


                        Signature(s) of Shareholder(s)


                        Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                          RESERVE PRIVATE EQUITY SERIES
                               NOVEMBER 18, 1998